UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 7, 2024
_____________________
California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center
Suite 1500
Long Beach
California	90831
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On February 7, 2024, California Resources Corporation, a Delaware corporation (“Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), among Parent, Petra Merger Sub I, LLC (“IKAV Merger Sub”), Petra Merger Sub C, LLC (“CPP Merger Sub”), Petra Merger Sub O, LLC (“COI Merger Sub”), Petra Merger Sub O2, LLC (“COI Merger Sub 2”), Petra Merger Sub O3, LLC (“COI Merger Sub 3”), each a Delaware limited liability company and a wholly-owned direct subsidiary of Parent (collectively, “Initial Merger Subs”), Petra Merger Sub S, LLC, a Delaware limited liability company and a wholly-owned direct subsidiary of Parent (“Subsequent Merger Sub” and, together with Initial Merger Subs, collectively, “Merger Subs”), IKAV Impact USA Inc., a Delaware corporation (“IKAV Blocker”), CPPIB Vedder US Holdings LLC, a Delaware limited liability company (“CPP Blocker”), Opps Xb Aera E CTB, LLC, a Delaware limited liability company (“IKAV Co-Invest Blocker 1”), Opps XI Aera E CTB, LLC, a Delaware limited liability company (“IKAV Co-Invest Blocker 2” and together with IKAV Co-Invest Blocker 1, collectively, the “IKAV Co-Invest Blockers”), Green Gate COI, LLC, a Delaware limited liability company (“IKAV Co-Invest”, and together with IKAV Blocker, CPP Blocker, IKAV Co-Invest Blocker 1 and IKAV Co-Invest Blocker 2, collectively, the “Companies”), and solely for purposes of the Member Provisions (as defined in the Merger Agreement), IKAV Impact S.a.r.l., a Luxembourg corporation (“IKAV S.a.r.l.”), Simlog Inc., a Delaware corporation (“Simlog”), and IKAV Energy Inc., a Delaware corporation (collectively, with IKAV S.a.r.l. and Simlog, “IKAV Member”), CPP Investment Board Private Holdings (6), Inc., a Canadian corporation (“CPP Member”), OCM Opps Xb AIF Holdings (Delaware), L.P., a Delaware limited partnership (“IKAV Co-Invest Blocker 1 Member A”), Oaktree Huntington Investment Fund II AIF (Delaware), L.P. – Class C, a Delaware limited partnership (“IKAV Co-Invest Blocker 1 Member B” and together with IKAV Co-Invest Blocker 1 Member A, collectively, the “IKAV Co-Invest Blocker 1 Members”), OCM Opps XI AIV Holdings (Delaware), L.P., a Delaware limited partnership (“IKAV Co-Invest Blocker 2 Member”), and OCM Aera E Holdings, LLC, a Delaware limited liability company (“IKAV Co-Invest Member”) (collectively, the “Members”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, IKAV Merger Sub will merge with and into IKAV Blocker, with IKAV Blocker surviving the merger as a wholly-owned subsidiary of Parent, CPP Merger Sub will merge with and into CPP Blocker, with CPP Blocker surviving the merger as a wholly-owned subsidiary of Parent, COI Merger Sub will merge with and into IKAV Co-Invest, with IKAV Co-Invest surviving the merger as a wholly-owned subsidiary of Parent, COI Merger Sub 2 will merge with and into IKAV Co-Invest Blocker 1, with IKAV Co-Invest Blocker 1 surviving the merger as a wholly-owned subsidiary of Parent, and COI Merger Sub 3 will merge with and into IKAV Co‑Invest Blocker 2, with IKAV Co-Invest Blocker 2 surviving the merger as a wholly-owned subsidiary of Parent (collectively, the “Initial Mergers”), and, immediately following the Initial Mergers, each surviving company or corporation (as applicable) of the Initial Mergers will merge with and into Subsequent Merger Sub (the “Subsequent Merger”), with Subsequent Merger Sub surviving the Subsequent Merger as a wholly owned subsidiary of Parent.
At the effective time of the Initial Mergers (the “Effective Time”), 100% of the equity interests of the Companies issued and outstanding immediately prior to the Effective Time will be converted into the right to receive from Parent (i), in the aggregate, 21,170,357 shares of common stock of Parent, par value $0.01 per share (“Common Stock”, and such aggregate amount of Common Stock, the “Aggregate Consideration”), and (ii) in respect of any dividend or other distribution declared by Parent and having a record date from and including January 1, 2024, to and including the closing date, (A) if paid by Parent to its stockholders prior to the Effective Time, that aggregate number of fully-paid and nonassessable shares of Common Stock equal to the quotient of the portion of such dividend or other distribution to which the Members would have been entitled if the Aggregate Consideration had been issued and outstanding on January 1, 2024, divided by $51.96 (the “Agreed VWAP”), and (B) if unpaid at the Effective Time, the right to receive, when paid by Parent to its other stockholders, that aggregate number of fully-paid and nonassessable shares of Common Stock equal to the quotient of the portion of such dividend or other distribution to which the Members would have been entitled if the Aggregate Consideration had been issued and outstanding on January 1, 2024, divided by the Agreed VWAP. The Members will be required to reimburse Parent for certain transaction-related expenses incurred by the Companies, to the extent such expenses exceed $35,000,000; provided, however, that prior to the closing, the Companies may elect to instead reduce the Aggregate Consideration in respect of such transaction-related expenses.

The Merger Agreement contains customary representations, warranties and pre-closing covenants made by Parent, the Merger Subs, the Members and the Companies, including the covenants by each of Parent and the Companies to conduct its respective business in the ordinary course, and to refrain from taking certain specified actions, in each case, without the consent of the other party. Parent has conditionally bound a buy-side representations and warranties insurance policy. The representations and warranties insurance policy will be subject to certain customary retention amounts, exclusions and deductibles.
Prior to the approval of the Parent stock issuance by Parent’s stockholders, the board of directors of Parent (the “Board”) may withhold, withdraw, qualify or modify its recommendation that Parent’s stockholders approve the Parent stock issuance in the event of a material development or material change in circumstance that was not known to the Parent Board as of the date of the Merger Agreement (subject to certain customary carve-outs) or in response to an Acquisition Proposal (as defined in the Merger Agreement) that the Parent Board determines constitutes a Parent Superior Proposal (as defined in the Merger Agreement) and the Parent Board determines that the failure to make such change in recommendation would be inconsistent with its fiduciary duties (such change in recommendation a “Parent Change of Recommendation”). If the Board makes such a Parent Change of Recommendation, the Companies may terminate the Merger Agreement, and Parent would then be required to pay the Companies a fee of $50 million. If such Parent Change of Recommendation is related to an Acquisition Proposal or within 12 months after such termination (if such termination is due to the lapse of the End Date (as defined in the Merger Agreement)) Parent enters into a definitive agreement in respect of an Acquisition Proposal that was publicly announced at the time of such termination, Parent would instead be required to pay the Companies a fee of $100 million.
Consummation of the Mergers is subject to customary conditions, including, among others, approval of the Parent stock issuance by Parent’s stockholders; expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, prior authorization by the Federal Energy Regulatory Commission under Section 203 of the Federal Power Act and other customary governmental approvals. The obligation of each party to consummate the Mergers is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), the other party having performed in all material respects its obligations under the Merger Agreement and the absence of any event or development that would reasonably be expected to have a Company Material Adverse Effect or Parent Material Adverse Effect (each as defined in the Merger Agreement).
In addition, Parent is required to use its reasonable best efforts to take all actions necessary to obtain clearance of the Merger under the HSR Act (as defined in the Merger Agreement) and avoid any impediment under the Antitrust Laws (as defined in the Merger Agreement) so as to enable the Closing to occur as promptly as practicable, except that the Merger Agreement does not require Parent to commit to or take any action that would constitute a Burdensome Condition (as defined in the Merger Agreement). Consummation of the transaction is not subject to any financing condition.
The Merger Agreement provides certain termination rights for each of Parent and the Companies, including (i) upon mutual written consent of Parent and the Companies, (ii) by either party, upon the occurrence of: (A) a governmental order restraining the Mergers, (B) if the Initial Mergers are not consummated on or before November 7, 2024, subject to extension to February 7, 2025 and May 7, 2025, in certain circumstances, or (C) failure to obtain Parent stockholder approval of the Parent stock issuance, (iii) upon the occurrence of a material breach of the Merger Agreement that goes uncured for 30 days following written notice thereof by the nonbreaching party, or (iv) by the Companies, if the Board makes a Parent Change of Recommendation prior to obtaining approval of the Parent stock issuance.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.
The Merger Agreement, and the foregoing description of the Merger Agreement, have been included to provide investors and our stockholders with information regarding the terms of the Merger. The assertions embodied in the representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in a confidential disclosure letter provided by the Company to Parent in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances about the Company, Parent or Merger Sub at the time they were made or otherwise, and information in the Merger Agreement should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Registration Rights Agreement
In accordance with the terms of the Merger Agreement, at the Effective Time, Parent and the Members will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things and subject to certain restrictions, Parent will agree, on the terms set forth therein, to file with the the U.S. Securities and Exchange Commission (the “SEC”) a registration statement registering for resale the shares of Common Stock issued pursuant to the Merger Agreement, and to conduct certain underwritten offerings upon the request of holders of Registrable Securities (as defined therein). The Registration Rights Agreement also provides holders of Registrable Securities (as defined therein) with certain customary piggyback registration rights.
Pursuant to the Registration Rights Agreement, each Member party thereto will agree to certain lock-up provisions whereby such Member and any of its permitted transferees holding shares of Common Stock agree not to transfer (1) any shares of Common Stock issued to such Member to any non-affiliate until six months after the Effective Time; (2) more than one-third of the shares of Common Stock issued to such Member to any non-affiliate until twelve months after the Effective Time; and (3) more than two-thirds of the shares of Common Stock issued to such Member to any non-affiliate until eighteen months after the Effective Time. Transfers from each Member to its general partners, limited partners, members or stockholders, or to any corporation, partnership, limited liability company, investment fund or other entity that controls, is controlled by or is under common control with such Member are exempted from the lock-up restrictions, except for such Member’s portfolio companies. In addition, the lock-up provisions permit transfers pursuant to liquidations, stock exchanges, share repurchase programs and certain hedging arrangements.
The foregoing summary of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the substantially final form Registration Rights Agreement, which is attached to the Merger Agreement and incorporated herein by reference.
Stockholder Agreements
In accordance with the terms of the Merger Agreement, at the Effective Time, Parent will enter into Stockholder Agreements with IKAV Member and CPP Member (each, a “Stockholder Agreement”). Pursuant to each Stockholder Agreement, Parent will appoint to the Board one person designated by IKAV Member and one person designated by CPP Member (each such person, and any other person designated for nomination by each Member pursuant to the Stockholder Agreement, a “Stockholder Nominee”). For so long as each of IKAV Member and CPP Member, together with its respective affiliates, beneficially owns, in the aggregate, 5% or more of the issued and outstanding shares of Common Stock, such Member will have the right to nominate one Stockholder Nominee for appointment to the Board. Such Stockholder Nominee must, in the good faith determination of the Board or the Board’s governance committee, (i) be suitable to serve on the Board in accordance with customary standards of suitability for directors of NYSE-listed companies, (ii) not be prohibited from serving as a director pursuant to any rule or regulation of the SEC or any national securities exchange on which the Common Stock is listed or admitted to trading and (iii) not be subject to any order, decree or judgment of any domestic (including federal, state or local) or foreign court, arbitrator, administrative, regulatory or other governmental department, agency, official, commission, tribunal, authority or instrumentality, non-government authority or self-regulatory body (including any domestic or foreign securities exchange) prohibiting service as a director of any public company. Further, such Stockholder Nominee will have the ability to attend all Board committee meetings as a non-voting observer, so long as such Stockholder Nominee remains an independent director under applicable stock exchange rules and such attendance would not be expected to have an adverse effect on the Company.
Each Stockholder Agreement will contain certain standstill provisions which, among other things, will prohibit the Member party thereto and certain of its affiliates (such affiliates, the “Restricted Parties”) from (i) acquiring additional shares of Common Stock that would result in such Member and its Restricted Parties beneficially owning more than 14.9% of outstanding Common Stock; (ii) soliciting proxies or influencing any voting of Common Stock or Parent’s other equity securities; (iii) directly or indirectly proposing transactions that would be reasonably likely to result in a change of control of Parent; (iv) seeking additional representation on the Board, or otherwise seeking to control the management of Parent and its controlled affiliates, including through the removal of directors; (v) forming, joining or knowingly encouraging or engaging in discussions regarding the formation of a “group” within the meaning of Section 13(d)(3) of the Exchange Act with non-affiliates with respect to the Parent’s securities; and (vi) publicly disclosing any intention, plan, or arrangement inconsistent with any of the foregoing. The standstill provisions will commence at the Effective Time and continue until (a) such Member, together with its respective Restricted Parties, ceases to beneficially own, in the aggregate, 7.5% or more of outstanding Common Stock and (b) no Stockholder Nominee designated by such Member is serving on the Board and such Member either is no longer entitled to, or has irrevocably waived, the right to appoint a Stockholder Nominee.
Each Stockholder Agreement will become effective at the Effective Time and will terminate in accordance with its terms. The foregoing summary of the Stockholder Agreements does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the substantially final form Stockholder Agreement, which is attached to the Merger Agreement and incorporated herein by reference.
Item 3.02.    Unregistered Sales of Equity Securities.
As described in Item 1.01 above, subject to the terms and conditions set forth in the Merger Agreement, at the closing of the transaction, Parent will issue up to 21,170,357 shares of Common Stock in the Mergers, plus such additional number of shares of Common Stock issuable in respect of any dividend or other distribution declared by Parent and having a record date from and including January 1, 2024, to and including the closing date, as described in Item 1.01.
The share issuance is being made in reliance on an exemption from the registration requirements pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, since the share issuance does not involve any public offering. The information in Item 1.01 above is incorporated into this Item 3.02 by reference.
Item 8.01. Other Events
In connection with the Mergers, Parent has entered into a commitment letter with Citigroup Global Markets Inc. (“Citi”) for a committed bridge loan facility (the “Bridge Facility”) in an aggregate amount of up to $500 million. The Bridge Facility is available, together with cash on hand, to refinance certain existing indebtedness of the Companies and their subsidiaries and to pay costs, fees and expenses in connection with the Mergers. Parent has also entered into a commitment letter with Citi to backstop an amendment to, or replacement of, Parent’s existing $630 million revolving credit facility in order to, among other things, permit the incurrence of the Bridge Facility. The debt financing is subject to customary conditions precedent.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1
Agreement and Plan of Merger, dated February 7, 2024, among California Resources Corporation, a Delaware corporation, Petra Merger Sub I, LLC, Petra Merger Sub C, LLC, Petra Merger Sub O, LLC, Petra Merger Sub O2, LLC, Petra Merger Sub O3, LLC, each a Delaware limited liability company and a wholly-owned direct subsidiary of the Company, Petra Merger Sub S, LLC, a Delaware limited liability company and a wholly-owned direct subsidiary of the Company, IKAV Impact USA Inc., a Delaware corporation, CPPIB Vedder US Holdings LLC, a Delaware limited liability company, Opps Xb Aera E CTB, LLC, a Delaware limited liability company, Opps XI Aera E CTB, LLC, a Delaware limited liability company, Green Gate COI, LLC, a Delaware limited liability company and solely for purposes of the Member Provisions (as defined in the Merger Agreement), IKAV Impact S.a.r.l., a Luxembourg corporation, Simlog Inc., a Delaware corporation, and IKAV Energy Inc., a Delaware corporation, CPP Investment Board Private Holdings (6), Inc., a Canadian corporation, OCM Opps Xb AIF Holdings (Delaware), L.P., a Delaware limited partnership, Oaktree Huntington Investment Fund II AIF (Delaware), L.P. – Class C, a Delaware limited partnership, OCM Opps XI AIV Holdings (Delaware), L.P., a Delaware limited partnership and OCM Aera E Holdings, LLC, a Delaware limited liability company.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*	This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.
Cautionary Statement Regarding Forward-Looking Statements
Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the Mergers pursuant to the Merger Agreement, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward-looking statements, and include statements regarding the benefits of the transaction, Parent’s future financial position and operating results, business strategy, projected revenues, earnings, costs, capital expenditures and plans, objectives and intentions of management for the future. Words such as “expect,” “could,” “may,” “anticipate,” “intend,” “plan,” “ability,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “guidance,” “outlook,” “opportunity” or “strategy” or similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of the management of Parent and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, projected in, or implied by, such statements. Although Parent believes the expectations and forecasts reflected in its forward-looking statements are reasonable, they are inherently subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond Parent’s control. No assurance can be given that such forward-looking statements will be correct or achieved or that the assumptions are accurate or will not change over time. Particular uncertainties that could cause Parent's actual results to be materially different from those described in the forward-looking statements include: (i) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the transaction that could reduce anticipated benefits or cause the parties to abandon the transaction, (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (iii) the possibility that stockholders of Parent may not approve the issuance of new shares of common stock in the transaction, (iv) the risk that the any of the other closing conditions to the transaction may not be satisfied in a timely manner, (v) transaction costs, (vi) unknown liabilities, (vii) the risk that any announcements relating to the transaction could have adverse effects on the market price of Parent’s common stock, (viii) the ability to successfully integrate the businesses, (ix) the ability to achieve projected operational and capital synergies or it may take longer than expected to achieve those synergies, (x) the risk the pending transaction could distract management from ongoing operations, (xi) the effects of disruption to Parent’s or the Companies’ respective businesses and operations, including the ability of Parent and the Companies to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, (xii) the ability of Parent to obtain the debt financing pursuant to its commitment letters and, if obtained, the potential impact of additional debt on Parent’s business and the financial impacts and restrictions due to the additional debt, (xiii) risks related to potential litigation brought in connection with the transaction, (xiv) risks related to financial community and rating agency perceptions of Parent or the Companies or their respective businesses, operations, financial condition and the industry in which they operate, (xv) risks related to the potential impact of general economic, political and market factors on Parent, the Companies or the transaction and (xvi) those expressed in its forward-looking statements include those factors discussed in Part I, Item 1A – Risk Factors in Parent's Annual Report on Form 10-K and its other SEC filings available at www.crc.com. Parent cautions you not to place undue reliance on forward-looking statements contained in this communication, which speak only as of the filing date, and Parent is under no obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise. This communication may also contain information from third party sources. This data may involve a number of assumptions and limitations, and Parent has not independently verified them and do not warrant the accuracy or completeness of such third-party information.
Additional Information and Where to Find It
This document may be deemed to be solicitation material in respect of the proposed transaction, including the proposed issuance of Common Stock pursuant to the Merger Agreement. In connection with the proposed transaction, Parent will file a proxy statement on Schedule 14A with the SEC, as well as other relevant materials. Following the filing of the definitive proxy statement, Parent will mail the definitive proxy statement and a proxy card to its stockholders. INVESTORS AND SECURITY HOLDERS OF PARENT ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, THE COMPANIES, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement (when available) as well as other filings containing information about Parent, the Companies and the proposed transaction, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Parent will be available, without charge, at Parent’s website, www.crc.com.
Participants in Solicitation
Parent and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Parent is set forth in the proxy statement for Parent’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 16, 2023. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Strategy Officer and General Counsel

DATED: February 9, 2024